The Hall Group

Certified Public Accountants

EXHIBIT 10.1

CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our report dated September 28, 2006 on the financial statements of eMazing Interactive, Inc. Corporation as of June 30, 2006, and the related statements of operations, stockholders’ equity and cash flows for the year then ended, and the inclusion of our name under the heading “Experts” in the Form SB-1 Registration Statement filed with the Securities & Exchange Commission.

/s/  The Hall Group

The Hall Group, CPA’s

Dallas, Texas

October 17, 2006